Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Agri-Business, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 21, 2011
/s/ Liping Deng
Liping Deng, Chief Executive Officer and President
(Principal Executive Officer)

November 21, 2011
/s/ Xiaolong Zhou
Xiaolong Zhou, Chief Financial Officer
(Principal Financial and Accounting Officer)